                                 Exhibit 10.24
                    Security Agreement and Promissory Note
                   between Bart C. Gutekunst and the Company
                             dated April 21, 1997

                              SECURITY AGREEMENT


          THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of the twenty-first day of April, 1997 by and between CARDIAC CONTROL SYSTEMS, INC., a Delaware corporation ("Debtor" or "Company") and BART C. GUTEKUNST, an individual ("Secured Party").

          WHEREAS, Debtor is obligated to pay Secured Party the sum of Sixty-one thousand, five hundred and fifty-three and 65/100 Dollars ($65,553.65) (the "Obligation") pursuant to a secured promissory note dated of even date herewith (the "Note"), which Obligation represents $60,000 advanced to the Debtor by Secured Party and $1,553.65 in expenses incurred in making such advance, which expenses have been itemized in writing and delivered to the Company.

          NOW, THEREFORE, in consideration of the mutual promises made herein between the parties hereto, and other valuable consideration, the receipt of which is hereby acknowledged, the parties mutually agree as follows:

          1. Recitals. The above recitals are true and correct and are incorporated herein by this reference.

          2.  Grant of Security Interest.  To secure the payment of the Note to
              --------------------------
the Secured Party, the Debtor does hereby grant to the Secured Party a security interest in and to all inventory now owned or hereafter acquired by Debtor, including without limitation all parts and accessories, and proceeds therefrom (the "Collateral").

          3.  Rights Upon Default.  Upon the occurrence of an Event of Default,
              -------------------
as defined in the Note, the Secured Party shall have the rights and remedies of a secured party under the Florida Uniform Commercial Code and any and all rights and remedies available to Secured Party under any other applicable laws.

          4.  Perfection.  In order to perfect Secured Party's security interest
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in the Collateral, Debtor shall execute and deliver to Secured Party a UCC-1
Financing Statement which shall be filed with the Florida Secretary of State. The Debtor shall pay all costs of filing such financing statement.

          5.  Prior Security Interest.  Secured Party acknowledged that the
              -----------------------
security interest of Secured Party is subject to the prior and senior security interest of Sirrom Capital Corporation.

          6.  Notice.  All notices under this Agreement shall be in writing and
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shall be deemed to have been given (I) in the case of delivery, when delivered to the address set forth on the signature page to this Agreement, (ii) in the case of mailing, on the third business day after deposit in the U.S. Mail, postage prepaid, certified or registered mail and addressed to the other party at the address set forth on the signature page to this Agreement; and (iii) in all other cases when the
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same has been actually received by the other party. Either party may change its address to which said notices are to be sent by the giving of notice of such change as set forth herein.


          7.  Term.  This Agreement and the rights and privileges granted
              ----
hereunder to the Secured Party shall continue and remain in full force and effect until the Obligation has been paid in full to the Secured Party. At such time, this Agreement, marked "canceled" and the Note, marked "Paid in Full", shall be returned to Debtor, and the Secured Party shall further execute a termination statement in regard to any financing statement that is solely related to the Collateral.

          8.  Security Agreement.  This Agreement has been delivered in the
              ------------------
State of Florida and shall be construed in accordance and governed by the laws of Florida.

          9.  Complete Agreement.  This Agreement constitutes the complete
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agreement between the parties in regard to the matters set forth herein and this
Agreement may not be altered, amended or otherwise modified except by a writing signed by both parties hereto.

          IN WITNESS WHEREOF, the Debtor and Secured Party have executed this Agreement as of the date and year first above written.

                                    "Debtor"

                                    CARDIAC CONTROL SYSTEMS, INC.


                                    By:  /s/ Alan J. Rabin
                                         -----------------
                                    Alan Rabin, President


                                    "Secured Party"

                                    /s/ Bart C. Gutekunst
                                    ---------------------
                                    Bart C. Gutekunst




                                      -2-
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                            SECURED PROMISSORY NOTE

$61,553.65                                        April 21, 1997
                                                             Palm Coast, Florida


          FOR VALUE RECEIVED, the undersigned, Cardiac Control Systems, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to Bart C. Gutekunst, an individual (the "Payee"), at Payee's principal place of business or such other place as Payee may from time to time designate in writing, the principal amount of Sixty-one thousand five hundred and fifty-three and 65/100 dollars ($61,553.65), together with interest on unpaid principal from time to time outstanding computed from the date of this Note, at the rate provided herein. The Maker may prepay, at any time and from time to time, without penalty, all or a portion of said amount.

          1. Commencing on the date of this Note, the unpaid principal balance from time to time outstanding hereunder shall bear interest at the rate of ten percent (10%) per annum, which interest shall accrue to May 15, 1997 (the "Maturity Date"), at which time the entire amount of unpaid principal and any accrued but unpaid interest shall be paid in full.

              a. For a term of five (5) years from the Maturity Date, Payee shall have a right to purchase, in whole or in part and at his option, one (1) share of restricted common stock of Maker ("Share(s)") at an exercise price of eighteen cents ($0.18) per Share for every one ($1.00) dollar of interest due under this Note. Upon receipt by Maker of (i) written notice from Payee of Payee's exercise of his right to purchase such Shares, delivered to Maker at its principal place of business, (ii) a representation letter from Payee satisfactory to Maker containing representations from Payee regarding his investment intent, acknowledgment that the Shares are restricted and his accredited investor status, and (iii) clear funds in an amount equal to the number of Shares to be purchased multiplied by eighteen cents ($0.18), Maker shall issue the Shares purchased. Payee shall have no other rights to purchase Shares except as expressly set forth herein, including, without limitation, no preemptive rights, and no rights to adjustment due to a distribution, subdivision, reclassification or any other issuance of Shares by Maker or derivative securities convertible into or exerciseable for Shares. Payee shall have no right to receive fractional shares. Any amount of interest shall be rounded down to the nearest whole dollar. Any certificates evidencing Shares issued pursuant to this Note shall bear a restrictive legend providing substantially that the Shares may not be transferred by Payee unless registered under applicable federal and state securities laws or unless an exemption from such registration is available.

          2. Notwithstanding the provisions of Section 1 of this Note, from and after the date of an Event of Default (defined below), the outstanding principal and accrued and unpaid interest shall together be deemed outstanding principal and the interest on such principal shall be computed at the rate of three percent (3%) per month, which interest
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shall be payable monthly commencing on the first day of the calendar month following the date of an Event of Default, and continuing thereafter until the outstanding principal balance and any accrued and unpaid interest is paid in full.

          3. The entire unpaid amount of this Note, inclusive of principal and interest, shall become immediately due and payable upon the occurrence of an Event of Default, as defined below. The term "Event of Default", as used herein, shall mean the occurrence and continuation of any one or more of the following events: (a) the failure of Maker to pay in full this Note on the Maturity Date; (b) the adjudication of Maker as a bankrupt or insolvent, or an assignment by Maker for the benefit of creditors; (c) the voluntary, or involuntary, appointment of a receiver, trustee or similar officer for Maker or for any substantial part of its property or business, and which appointment, if involuntary, shall have continued for a period of ninety (90) days; (d) the voluntary, or involuntary, institution of bankruptcy, insolvency, reorganization, arrangement, dissolution, liquidation or similar proceeding relating to the Company, and which, if involuntary, shall have continued for as period of ninety (90) days.

          This Note shall be governed by and construed in accordance with the laws of the State of Florida.

          This payment of this Note is secured by a security agreement and UCC-1 financing statement, of even date herewith, on certain personal property of Maker and being used in the business of Maker.


                                              CARDIAC CONTROL SYSTEMS, INC.


                                              By:  /s/ Alan J. Rabin
                                                 -----------------------------
                                                 Alan Rabin, President